Subsequent Events	Jun. 30, 2025
June 30, 2025
Subsequent Events

Note 12 – Subsequent Events

Management has evaluated all subsequent events in accordance with ASC 855-10, Subsequent Events, through October 14, 2025, the date the financial statements were available to be issued. No subsequent events requiring recognition or disclosure were identified during this period, other than the following:

On August 1, 2025, the Company entered into a twelve-month promissory note in the amount of $187,000 with Labrys Fund II, L.P. The note carries a 12% interest rate per annum and converts at a 25% discount to market price. Market price shall mean 75% of the average of the closing prices of the Common Stock on the Principal Market during the five (5) trading day period immediately preceding the respective conversion date.

September 30, 2025
Subsequent Events

Note 11 – Subsequent Events

Management has evaluated all subsequent events in accordance with ASC 855-10, Subsequent Events, through November 13, 2025, the date the financial statements were available to be issued. No subsequent events requiring recognition or disclosure were identified during this period, other than the following:

On November 10, 2025, the Company issued two convertible promissory notes to separate investors, each with a principal amount of $60,000, including a $6,000 original issue discount for a purchase price of $54,000. Each note carries a one-time interest charge of 12% ($7,200) earned in full on the issue date and matures 12 months after issuance. Both notes may be converted into shares of the Company’s common stock at a conversion price equal to 65% of the lowest traded price during the 10 trading days preceding the conversion date, subject to customary adjustments and a 4.99% beneficial ownership limitation.